                                                                   EXHIBIT 99.09

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7
                _______________________________________________

                  Monthly Period:                  08/01/96 to
                                                   08/31/96
                  Distribution Date:               09/16/96
                  Transfer Date:                   09/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution
         Date per $1,000 original certificate
         principal amount

                                        Class A                     $4.99333333
                                        Class B                      5.18888891
                                        Collateral Inv. Amt.         5.32222218
                                                              ------------------
                                        Total (weighted avg.)       $5.04057793

     2.  The amount of the distribution set
         forth in paragraph 1 above in respect
         of interest on the Certificates, per
         $1,000 original certificate
         principal amount               Class A                     $4.99333333
                                        Class B                      5.18888891
                                        Collateral Inv. Amt.         5.32222218
                                                              ------------------
                                        Total (weighted avg.)       $5.04057793
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-7
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Blass A                     $0.00000000
                                        Class B                      0.00000000
                                        Collateral Inv. Amt.         0.00000000
                                                              ------------------
                                        Total                       $0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                  $77,863,165.19
                                        Class B                    6,090,711.08
                                        Collateral Inv. Amt.       9,850,812.61
                                                              ------------------
                                        Total                    $93,804,688.88
                                                              ==================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                        Class A                  $10,894,340.79
                                        Class B                      853,172.14
                                        Collateral Inv. Amt.       1,378,206.74
                                                              ------------------
                                        Total                    $13,125,719.67
                                                              ==================

         (b)  Principal Funding Investment Proceeds (to Class A)             N/A
         (c)  Withdrawals from Reserve Account (to Class A)                  N/A
                                                              ------------------
               Class A Available Funds                           $10,894,340.79
                                                              ==================


     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)  The aggregate amount of Principal Receivables
              in the Trust as of the  last day of the
              Monthly Period
                                                              $16,965,492,542.30
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-7
Page 3

         (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)

                                        Class A                 $750,000,000.00
                                        Class B                   58,735,000.00
                                        Collateral Inv. Amt.      94,880,000.00
                                                              ------------------
                                        Total                   $903,615,000.00
                                                              ==================

         (c)  The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           4.421%
                                        Class B                           0.346%
                                        Collateral Inv. Amt.              0.559%
                                                              ------------------
                                        Total                             5.326%


         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the Revolving
              Period)
                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                              ------------------
                                        Total                               N.A.

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above

                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                              ------------------
                                        Total                               N.A.

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances               Aggregate
         Accounts which were delinquent as of the end                Account
         on the last day of the Monthly Period                       Balance
                                                              ------------------

         (a)  35 - 64 days                                      $312,272,525.64
         (b)  65 - 94 days                                       170,748,276.22
         (c)  95 - 124 days                                      142,430,236.99
         (d)  125 - 154 days                                     110,281,956.57
         (e)  155 - 184 days                                      91,316,462.22
         (f)  185 or more days                                    78,177,309.74
                                                              ------------------
                                        Total                   $905,226,767.38
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-7
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during the Monthly Period allocable to the Invested
              Amount (the aggregate "Investor Default
              Amount")

                                        Class A                   $3,078,713.23
                                        Class B                      241,104.30
                                        Collateral Inv. Amt.         389,477.75
                                                              ------------------
                                        Total                     $3,709,295.28
                                                              ==================

         (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default
              Amount, per original $1,000 interest

                                        Class A                           $4.10
                                        Class B                            4.10
                                        Collateral Inv. Amt.               4.10
                                                              ------------------
                                        Total                             $4.10
                                                              ==================

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Collateral
              Invested Amount

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              ------------------
                                        Total                             $0.00
                                                              ==================


         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              ------------------
                                        Total                             $0.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-7
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         (c)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              ------------------
                                        Total                             $0.00
                                                              ==================

         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              ------------------
                                        Total                             $0.00
                                                              ==================

     7.  Investor Servicing Fee.
         -----------------------

         (a)  The amount of the Investor Monthly Servicing Fee
              payable by the Trust to the Servicer for the
              Monthly Period
                                        Class A                     $937,500.00
                                        Class B                       73,418.75
                                        Collateral Inv. Amt.         118,600.00
                                                              ------------------
                                        Total                     $1,129,518.75
                                                              ==================

         (b)  The amount set forth in paragraph 7(a) above, per
              $1,000 interest
                                        Class A                     $1.25000000
                                        Class B                      1.25000000
                                        Collateral Inv. Amt.         1.25000000
                                                              ------------------
                                        Total                       $1.25000000
                                                              ==================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              ------------------
                                        Total                             $0.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-7
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     9.  Collateral Invested Amount
         --------------------------

         (a)  The amount of the Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month          $94,880,000.00

         (b)  The Required Collateral Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month          $94,880,000.00

     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                                              ------------------
                                        Total (weighted avg.)        1.00000000
                                                              ==================

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period              12.51%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                     7.63%





C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)  Accumulation Period commencement date                    10/31/98

         (b)  Accumulation Period Length (months)                             1

         (c)  Accumulation Period Factor                                  17.02

         (d)  Required Accumulation Factor Number                            11

         (e)  Controlled Accumulation Amount                    $750,000,000.00

         (f)  Minumum Payment Rate (last 12 months)                       9.54%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-7
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     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                    $0.00
         Plus: Principal Collections for Related Monthly
               Period from Principal Account                               0.00
         Plus: Interest on Principal Funding Account
               Balance for Related Monthly Period                          0.00
         Less: Withdrawals to Finance Charge Account                       0.00
         Less: Withdrawals to Distribution Account                         0.00
                                                              ------------------
     Ending Balance                                                       $0.00



      3. Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                                N/A

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                       N/A
                                                              ------------------
               Accumulation Shortfall                                        N/A
                                                              ==================
               Aggregate Accumulation Shortfalls                             N/A
                                                              ==================


      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                                N/A

         Less: Principal Funding Investment Proceeds                         N/A
                                                              ------------------
               Principal Funding Investment Shortfall                        N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1994-7
Page 8



D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis

         (a)  Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other amount
              designated by Transferor)                                   0.00%

         (b)  Required Reserve Account Amount ($)                         $0.00

         (c)  Required Reserve Account Balance after effect of            $0.00
              any transfers on the Related Transfer Date

         (d)  Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                 $0.00


     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date                N/A


     3.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Period        4.03%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                   FIRST USA BANK
                                   as Servicer

                                       /s/W. Todd Peterson
                                   By: -----------------------------------------
                                       W. Todd Peterson
                                       Vice President